UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020

ScanSource, Inc.

(Exact name of registrant as specified in its charter)

SC	00-26926	57-0965380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Logue Court, Greenville, SC 29615

(Address of principal executive offices, including zip code)

864-288-2432

(Registrant’s telephone number, including area code)

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	SCSC	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 16, 2020, ScanSource, Inc. (the “Company”) appointed Stephen Jones as Senior Executive Vice President and Chief Financial Officer of the Company, effective mid-December 2020. Mr. Jones, age 49, previously served as the international chief financial officer of Blackbaud, a leading cloud software company, since 2016. Prior to that, Mr. Jones served in finance and management positions at Lexmark International, an imaging solutions and technologies company, from 2000 until 2016.

In his employment letter, the Company agreed to pay Mr. Jones a base salary of $400,000, a target bonus of 100% of base salary for fiscal 2021, a new hire grant of $800,000 in restricted stock units that will vest over three years, participation in the Company’s long-term incentive plan at a level commensurate with the level of equity awards granted to other senior executive officers of the Company and a relocation benefit of $75,000. Mr. Jones also will participate in the Company’s other plans and programs at a level consistent with his position.

Gerry Lyons, who currently serves as Senior Executive Vice President and Chief Financial Officer, will continue in his current role until Mr. Jones joins the Company in mid-December 2020 and, in order to support the transition, will remain an advisor to the Company through January 2021, at which time he will be entitled to severance benefits as set forth in the Company’s Executive Severance Plan.

The full text of the press release announcing Mr. Jones’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by ScanSource, Inc. dated November 17, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

Date: November 17, 2020	By:	/s/ Michael L. Baur
	Name:	Michael L. Baur
	Its:	Chairman, Chief Executive Officer and President